                                                       [SHIP LOGO VANGUARD/(R)/]

VANGUARD MORGAN(TM) GROWTH FUND


SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 25, 2008


IMPORTANT CHANGES TO VANGUARD MORGAN GROWTH FUND


RESTRUCTURING INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard Morgan Growth Fund has restructured the Fund's investment advisory team, removing Franklin Portfolio Associates, LLC (Franklin Portfolio Associates), as an investment advisor and reallocating the assets managed by Franklin Portfolio Associates between two new advisors for the Fund, Frontier Capital Management Co., LLC (Frontier), and Kalmar Investment Advisers (Kalmar).

Frontier, Kalmar, and the Fund's continuing investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, AND PRIMARY RISKS

The Fund's investment objective, primary investment strategies, and primary risks will not change.


PROSPECTUS TEXT CHANGES

The prospectus is revised as follows:

In the Fund Profile section, "Fees and Expenses" is restated as follows:


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended September 30, 2008, restated to account for a subsequent change in the Fund's advisory structure.

Shareholder Fees
(Fees paid directly from your investment)
                                                                       Investor             Admiral
                                                                       Shares               Shares
--------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                               None                 None
--------------------------------------------------------------------------------------------------------------
Purchase Fee                                                           None                 None
--------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                    None                 None
--------------------------------------------------------------------------------------------------------------
Redemption Fee                                                         None                 None
--------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)          $20/year/1/            --
--------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                       Investor             Admiral
                                                                       Shares               Shares
--------------------------------------------------------------------------------------------------------------
Management Expenses                                                    0.40%                0.22%
--------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                 None                 None
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                         0.03%                0.04%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                   0.43%                0.26%
--------------------------------------------------------------------------------------------------------------
1 If applicable, the account service fee will be collected by redeeming fund shares in the amount of $20.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

                   1 Year   3 Years   5 Years    10 Years
---------------------------------------------------------
Investor Shares       $44      $138      $241      $542
---------------------------------------------------------
Admiral Shares         27        84       146       331
---------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

In the Fund Profile section, under "Additional Information," reference to Franklin Portfolio Associates is removed and the following is added:

.. Frontier Capital Management Co., LLC, Boston, Mass., since 2008

.. Kalmar Investment Advisers, Wilmington, Del., since 2008

In the More on the Fund section, under "Security Selection," reference to Franklin Portfolio Associates is removed and the following is added before the discussion of Vanguard:

Frontier Capital Management Co., LLC (Frontier), employs a fundamental, bottom-up, and research-intensive investment approach. Frontier seeks companies with above-average growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically 3-5 years.

Kalmar Investment Advisers (Kalmar) uses original and in-depth fundamental research to discover solid, well-managed companies that may not be appropriately understood by many growth investors and can therefore be purchased at undervalued levels. Kalmar intends to hold these stocks for the longer term. Companies that meet Kalmar's "growth-with-value" investment criteria have, among other things, a reasonable valuation, strong products, strong-to-improving balance sheets, attractive or improving financial returns, and conservative accounting.

In the Investment Advisors section, reference to Franklin Portfolio Associates is removed and the following is added or amended:

- Frontier Capital Management Co., LLC, 99 Summer Street, Boston, MA 02110, is an investment advisory firm founded in 1980. As of September 30, 2008, Frontier managed approximately $4.8 billion in assets.

- Kalmar Investment Advisers, 3701 Kennett Pike, Wilmington, DE 19807, is an investment advisory firm founded in 1996. As of September 30, 2008, Kalmar, together with its parent company, Kalmar Investments Inc., had assets under management that totaled more than $2.7 billion.

The Fund pays four of its investment advisors--Wellington Management, Jennison Associates, Frontier, and Kalmar--on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the


                                                                  (over, please)
cumulative total return of each advisor's portion of the Fund is compared with that of the Russell 3000 Growth Index (for Wellington Management), Russell 1000 Growth Index (for Jennison Associates), and Russell Midcap Growth Index (for Frontier and Kalmar) over a trailing 36-month period. Please note that over time, changes in an advisor's performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by Fund shareholders.

Also in the Investment Advisors section, reference to the Portfolio Manager for Franklin Portfolio Associates is removed and the following is added to the list of managers primarily responsible for the day-to-day management of the Fund:

Stephen M. Knightly, CFA, Senior Vice President of Frontier. He has worked in investment management since 1989; has been with Frontier since 1992; and has managed a portion of the Fund since 2008. Education: B.S., Lehigh University; M.B.A., The Wharton School of the University of Pennsylvania.

Ford B. Draper, Jr., President, Chief Investment Officer, and Founder of Kalmar. He has worked in investment management since 1967; founded Kalmar Investments Inc. in 1982; and has managed a portion of the Fund since 2008. Education: B.A., Yale University; M.B.A., Columbia University.




(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS26 112008

                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD MORGAN(TM) GROWTH FUND



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 25, 2008


VANGUARD MORGAN GROWTH FUND RESTRUCTURES INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard Morgan Growth Fund has restructured the Fund's investment advisory team, removing Franklin Portfolio Associates, LLC (Franklin Portfolio Associates), and adding Frontier Capital Management Co., LLC (Frontier), and Kalmar Investment Advisers (Kalmar).

 Frontier, Kalmar, and the Fund's continuing investment advisors--Wellington Management Company, LLP, Jennison Associates LLC, and The Vanguard Group, Inc. (Vanguard)--each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text changes are made.

The following text replaces similar text on page B-28:

The Trust currently uses five investment advisors:

- Frontier Capital Management Co., LLC, provides investment advisory services for a portion of the Fund's assets.
- Jennison Associates LLC provides investment advisory services for a portion of the Fund's assets.
- Kalmar Investment Advisers provides investment advisory services for a portion of the Fund's assets.
- Vanguard provides investment advisory services for a portion of the Fund's assets.
- Wellington Management Company, LLP, provides investment advisory services for a portion of the Fund's assets.

The Trust previously employed one other firm as investment advisor:

- Franklin Portfolio Associates, LLC, managed a portion of the Fund's assets from 1990 through November 25, 2008.


The following text replaces similar text on page B-29:

The Fund pays each unaffiliated advisor a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 1000 Growth Index (for Jennison Associates), the Russell Midcap Growth Index (for Frontier and Kalmar), and the Russell 3000 Growth Index (for Wellington Management) (each, the Index). The investment performance will be based on the cumulative total return of the Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period. Vanguard provides advisory services to a portion of the Fund on an at-cost basis.

The following text is inserted with similar text on pages B-29 through B-34, with all references to Franklin Portfolio Associates, LLC, removed.

II. Frontier Capital Management Co., LLC (Frontier)

Frontier is a registered investment advisor founded in 1980. The Affiliated Managers Group, Inc., a publicly traded asset management company with equity investments in a diverse group of investment management firms, indirectly owns a controlling interest in Frontier.

A. Other Accounts Managed
Stephen Knightly manages a portion of the Morgan Growth Fund; as of September 30, 2008, the Fund held assets of $7.9 billion. As of September 30, 2008, Mr. Knightly also managed one pooled investment vehicle with total assets of $65.8 million, and 27 other accounts with total assets of $699 million.

B. Material Conflicts of Interest
Frontier generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

 In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees; and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.


C. Description of Compensation
Frontier's portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier's portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier's portfolio managers are partners at Frontier, which entitles them to share in the firm's profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

D. Ownership of Securities
As of September 30, 2008, Mr. Knightly owned no shares of the Morgan Growth
Fund.

V. Kalmar Investment Advisers (Kalmar)

Kalmar is a business trust registered in the state of Delaware. Kalmar is a wholly owned subsidiary of Kalmar Investments Inc., which was founded in 1982.

A. Other Accounts Managed
Ford B. Draper, Jr., manages a portion of the Morgan Growth Fund; as of September 30, 2008, the Fund held assets of $7.9 billion. As of September 30, 2008, Mr. Draper also managed two other registered investment companies with total assets of $1.6 billion (including one with total assets of $1.3 billion for which the advisory fee was based on account performance), and 311 other accounts with total assets of $1 billion.

B. Material Conflicts of Interest
Kalmar's policy since the firm's inception is to avoid conflicts of interest by neither favoring nor disfavoring any account systematically versus any other. Accordingly, on a best-efforts basis, investment opportunities are shared among all accounts of the same market-cap size class as evenhandedly as possible over time. Kalmar's investment strategy is applied uniformly, and individual securities are owned as uniformly as possible by all accounts within a size class, except for those with particular investment restrictions or guidelines. In those cases, the same strategy is applied except for the elimination of restricted securities.

C. Description of Compensation
Kalmar seeks to maintain a competitive and incentivized compensation program to attract and retain outstanding, high-caliber investment professionals and, therefore, to closely link the investment professionals' compensation to their particular contributions to client returns and to the attainment of the performance goals of Kalmar's "growth-with-value" investment philosophy in which the Kalmar Portfolio participates. Portfolio managers receive base salaries, incentive bonus opportunities, benefits packages, and opportunities (if invited by Kalmar's board of directors) to purchase equity in Kalmar. Portfolio manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the marketplace, as well as to adjust the factors used to determine bonuses, in order to promote good sustained client performance, including the Kalmar Portfolio's performance.

 Fixed Based Salary: In setting portfolio manager base salaries, Kalmar seeks to be competitive in light of each particular person's experience, tenure, contribution, and responsibilities.

 Annual Bonus: Each portfolio manager is eligible to receive an annual cash bonus that has quantitative and nonquantitative components. The quantitative component, which generally represents 60%-70% of the bonus, is based on the specific contribution of the individual's research ideas to the pre-tax success of managed portfolios in absolute and index-relative terms for short-term (1-year) and long-term (2-5-year) periods.

 The nonquantitative component is based on an evaluation of the individual's contribution to Kalmar's team-oriented research and portfolio management process and of his or her other contributions to client satisfaction, client communication, and the overall success of the firm over the past year. For purposes of illustration, examples of factors weighed in this evaluation are:
(1) maintenance of insightful knowledge and opinions on companies owned by the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas and contribute to idea deliberation on a team basis; and (4) contribution to investment strategy, buy and sell discipline, and the overall performance results of the portfolios managed by the investment team, as well as the productive functioning of the team.

 Benefits Package: All employees, including portfolio managers, participate in Kalmar's benefits package, which includes a 401(k) plan with a contribution by Kalmar and a profit-sharing plan based on the overall success of the firm. The opportunity for equity ownership in Kalmar is open to all key, high-contributing employees of the firm from all professional disciplines, solely at the discretion and invitation of Kalmar's board of directors. Such ownership is purchased from the firm, rather than awarded as a bonus. Mr. Draper is the lead partner in Kalmar. This equity ownership, coupled with the other competitive and incentivizing ingredients in Kalmar's compensation package, is intended to link the partner's compensation directly, plus indirectly but effectively, to client success and performance outcomes.

D. Ownership of Securities
As of September 30, 2008, Mr. Draper owned no shares of the Morgan Growth Fund.

The following text replaces similar text on page B-34:


VI. Duration and Termination of Investment Advisory Arrangements

The Fund's current agreements with its unaffiliated advisors are renewable for successive one-year periods only if (1) each renewal is approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting shares upon 30 days' written notice to the advisor, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

 The current investment advisory agreements with Jennison Associates, Frontier, and Kalmar are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

 Vanguard provides at-cost investment advisory services to the Fund pursuant to the terms of the Fourth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the funds and Vanguard.











(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PSAI26 112008